EXHIBIT 99.3 – Supplemental, Unaudited Financial Information

AVAILABLE-FOR-SALE SECURITIES	December 31, 2013		September 30, 2013		December 31, 2012
(In Thousands)	Amortized	Fair	Amortized	Fair	Amortized	Fair
	Cost	Value	Cost	Value	Cost	Value

Obligations of U.S. Government agencies	$47,382	$45,877	$47,445	$46,384	$30,695	$31,217
Obligations of states and political subdivisions:
Tax-exempt	127,748	128,426	129,884	131,096	130,168	137,020
Taxable	35,153	34,471	31,582	31,211	24,426	24,817
Mortgage-backed securities	84,849	86,208	80,190	82,354	76,368	80,196
Collateralized mortgage obligations,
Issued by U.S. Government agencies	182,373	178,092	176,208	175,078	179,770	183,510
Trust preferred securities issued by individual institutions	0	0	0	0	5,167	5,171
Collateralized debt obligations:
Pooled trust preferred securities - senior tranches	0	0	0	0	1,615	1,613
Other collateralized debt obligations	660	660	660	660	660	660
Total debt securities	478,165	473,734	465,969	466,783	448,869	464,204
Marketable equity securities	6,038	8,924	5,802	8,867	5,912	8,373
Total	$484,203	$482,658	$471,771	$475,650	$454,781	$472,577

Summary of Loans by Type
(Excludes Loans Held for Sale)
(In Thousands)	Dec. 31,	Sept. 30,	Dec. 31,
	2013	2013	2012
Residential mortgage:
Residential mortgage loans - first liens	$299,831	$301,794	$311,627
Residential mortgage loans - junior liens	23,040	24,079	26,748
Home equity lines of credit	34,530	34,360	33,017
1-4 Family residential construction	13,909	15,746	12,842
Total residential mortgage	371,310	375,979	384,234
Commercial:
Commercial loans secured by real estate	147,215	151,602	158,413
Commercial and industrial	42,387	44,312	48,442
Political subdivisions	16,291	13,905	31,789
Commercial construction and land	17,003	21,630	28,200
Loans secured by farmland	10,468	10,711	11,403
Multi-family (5 or more) residential	10,985	5,994	6,745
Agricultural loans	3,251	3,085	3,053
Other commercial loans	14,631	9,858	362
Total commercial	262,231	261,097	288,407
Consumer	10,762	11,399	11,269
Total	644,303	648,475	683,910
Less: allowance for loan losses	(8,663)	(7,130)	(6,857)
Loans, net	$635,640	$641,345	$677,053

Loans Held for Sale
(In Thousands)	Dec. 31,	Sept. 30,	Dec 31,
	2013	2013	2012
Residential mortgage loans originated
and serviced - outstanding balance	$146,008	$138,875	$103,176
Less: outstanding balance of loans sold	(145,954)	(138,074)	(100,631)
Loans held for sale, net	$54	$801	$2,545

ANALYSIS OF THE ALLOWANCE FOR LOAN LOSSES
(In Thousands)
	3 Months	3 Months	Year	Year
	Ended	Ended	Ended	Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,
	2013	2013	2013	2012
Balance, beginning of period	$7,130	$7,198	$6,857	$7,705
Charge-offs	(52)	(374)	(671)	(1,221)
Recoveries	26	67	430	85
Net charge-offs	(26)	(307)	(241)	(1,136)
Provision for loan losses	1,559	239	2,047	288
Balance, end of period	$8,663	$7,130	$8,663	$6,857

PAST DUE AND IMPAIRED LOANS, NONPERFORMING ASSETS
AND TROUBLED DEBT RESTRUCTURINGS (TDRs)
(In Thousands)
	Dec 31,	Sept. 30,	Dec 31,
	2013	2013	2012
Impaired loans with a valuation allowance	$9,889	$4,553	$2,710
Impaired loans without a valuation allowance	6,432	5,703	4,719
Total impaired loans	$16,321	$10,256	$7,429

Total loans past due 30-89 days and still accruing	$8,305	$7,260	$7,756

Nonperforming assets:
Total nonaccrual loans	$14,934	$6,760	$7,353
Total loans past due 90 days or more and still accruing	3,131	2,668	2,311
Total nonperforming loans	18,065	9,428	9,664
Foreclosed assets held for sale (real estate)	892	776	879
Total nonperforming assets	$18,957	$10,204	$10,543

Loans subject to troubled debt restructurings (TDRs):
Performing	$3,267	$1,720	$906
Nonperforming	908	1,366	1,155
Total TDRs	$4,175	$3,086	$2,061

Total nonperforming loans as a % of loans	2.80%	1.45%	1.41%
Total nonperforming assets as a % of assets	1.53%	0.83%	0.82%
Allowance for loan losses as a % of total loans	1.34%	1.10%	1.00%
Allowance for loan losses as a % of nonperforming loans	47.95%	75.63%	70.95%

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	3 Months		3 Months		3 Months
	Ended	Rate of	Ended	Rate of	Ended	Rate of
	12/31/2013	Return/	9/30/2013	Return/	12/31/2012	Return/
	Average	Cost of	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$349,203	2.11%	$335,439	2.04%	$327,726	2.32%
Tax-exempt	129,192	5.36%	130,831	5.48%	132,495	5.86%
Total available-for-sale securities	478,395	2.99%	466,270	3.00%	460,221	3.34%
Interest-bearing due from banks	27,201	0.42%	24,795	0.40%	23,861	0.40%
Federal funds sold	0	0.00%	0	0.00%	0	0.00%
Loans held for sale	480	5.79%	1,032	5.38%	3,204	4.10%
Loans receivable:
Taxable	605,234	5.56%	615,318	5.64%	656,020	5.97%
Tax-exempt	37,466	5.78%	34,712	5.87%	39,676	5.99%
Total loans receivable	642,700	5.58%	650,030	5.65%	695,696	5.97%
Total Earning Assets	1,148,776	4.38%	1,142,127	4.46%	1,182,982	4.83%
Cash	16,661		17,698		17,482
Unrealized gain/loss on securities	3,937		1,688		18,983
Allowance for loan losses	(7,201)		(7,258)		(7,849)
Bank premises and equipment	17,673		17,950		18,911
Intangible Asset - Core Deposit Intangible	95		105		149
Intangible Asset - Goodwill	11,942		11,942		11,942
Other assets	41,898		43,690		44,146
Total Assets	$1,233,781		$1,227,942		$1,286,746

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$185,502	0.12%	$172,010	0.12%	$169,782	0.12%
Money market	200,346	0.14%	205,168	0.14%	208,463	0.15%
Savings	117,975	0.10%	116,474	0.10%	110,645	0.10%
Certificates of deposit	139,601	0.92%	144,689	0.99%	186,238	1.43%
Individual Retirement Accounts	125,166	0.39%	127,526	0.40%	137,565	0.58%
Other time deposits	682	0.00%	1,556	0.25%	738	0.00%
Total interest-bearing deposits	769,272	0.31%	767,423	0.33%	813,431	0.50%
Borrowed funds:
Short-term	7,784	0.15%	7,944	0.15%	8,877	0.18%
Long-term	73,369	4.03%	73,436	4.03%	86,362	4.00%
Total borrowed funds	81,153	3.66%	81,380	3.65%	95,239	3.64%
Total Interest-bearing Liabilities	850,425	0.63%	848,803	0.65%	908,670	0.83%
Demand deposits	191,509		191,393		187,748
Other liabilities	10,082		10,030		9,086
Total Liabilities	1,052,016		1,050,226		1,105,504
Stockholders' equity, excluding
other comprehensive income/loss	179,356		176,772		169,346
Other comprehensive income/loss	2,409		944		11,896
Total Stockholders' Equity	181,765		177,716		181,242
Total Liabilities and Stockholders' Equity	$1,233,781		$1,227,942		$1,286,746
Interest Rate Spread		3.75%		3.81%		4.00%
Net Interest Income/Earning Assets		3.91%		3.97%		4.19%

Total Deposits (Interest-bearing
and Demand)	$960,781		$958,816		$1,001,179

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

Analysis of Average Daily Balances and Rates
(Dollars in Thousands)
	Year		Year
	Ended	Rate of	Ended	Rate of
	12/31/2013	Return/	12/31/2012	Return/
	Average	Cost of	Average	Cost of
	Balance	Funds %	Balance	Funds %
EARNING ASSETS
Available-for-sale securities,
at amortized cost:
Taxable	$330,980	2.15%	$332,911	2.80%
Tax-exempt	130,584	5.59%	131,438	5.88%
Total available-for-sale securities	461,564	3.12%	464,349	3.67%
Interest-bearing due from banks	26,159	0.40%	32,337	0.35%
Federal funds sold	4	0.00%	0	0.00%
Loans held for sale	1,118	4.83%	2,611	4.10%
Loans receivable:
Taxable	620,412	5.72%	662,751	6.10%
Tax-exempt	36,083	5.83%	37,490	6.24%
Total loans receivable	656,495	5.73%	700,241	6.11%
Total Earning Assets	1,145,340	4.55%	1,199,538	5.01%
Cash	16,854		17,408
Unrealized gain/loss on securities	8,875		18,444
Allowance for loan losses	(7,204)		(7,688)
Bank premises and equipment	18,154		18,956
Intangible Asset - Core Deposit Intangible	113		176
Intangible Asset - Goodwill	11,942		11,942
Other assets	43,022		46,387
Total Assets	$1,237,096		$1,305,163

INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
Interest checking	$174,790	0.12%	$163,840	0.13%
Money market	203,023	0.14%	208,814	0.17%
Savings	117,055	0.10%	108,218	0.10%
Certificates of deposit	148,598	1.02%	194,175	1.55%
Individual Retirement Accounts	129,255	0.43%	142,315	0.80%
Other time deposits	1,062	0.09%	1,191	0.08%
Total interest-bearing deposits	773,783	0.35%	818,553	0.59%
Borrowed funds:
Short-term	6,422	0.14%	6,831	0.15%
Long-term	75,906	4.02%	105,220	4.00%
Total borrowed funds	82,328	3.72%	112,051	3.77%
Total Interest-bearing Liabilities	856,111	0.67%	930,604	0.97%
Demand deposits	190,248		189,916
Other liabilities	9,325		8,821
Total Liabilities	1,055,684		1,129,341
Stockholders' equity, excluding
other comprehensive income/loss	175,893		164,316
Other comprehensive income/loss	5,519		11,506
Total Stockholders' Equity	181,412		175,822
Total Liabilities and Stockholders' Equity	$1,237,096		$1,305,163
Interest Rate Spread		3.88%		4.04%
Net Interest Income/Earning Assets		4.05%		4.26%

Total Deposits (Interest-bearing
and Demand)	$964,031		$1,008,469

(1) Changes in income on tax-exempt securities and loans are presented on a fully tax-equivalent basis, using the Corporation’s marginal federal income tax rate of 35%.
(2) Nonaccrual loans have been included with loans for the purpose of analyzing net interest earnings.

COMPARISON OF NONINTEREST INCOME
(In Thousands)	Three Months Ended			Year Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2013	2013	2012	2013	2012
Service charges on deposit accounts	$1,355	$1,281	$1,329	$4,966	$5,036
Service charges and fees	219	241	235	877	929
Trust and financial management revenue	1,065	1,033	1,085	4,087	3,847
Brokerage revenue	198	205	148	784	801
Insurance commissions, fees and premiums	34	32	52	170	221
Interchange revenue from debit card transactions	488	484	478	1,941	1,938
Net gains from sales of loans	435	624	662	2,191	1,925
Increase in cash surrender value of life insurance	98	109	108	399	455
Net (loss) gain from premises and equipment	(30)	14	(1)	(16)	270
Other operating income	262	270	231	1,052	961
Total other operating income, before realized
gains on available-for-sale securities, net	$4,124	$4,293	$4,327	$16,451	$16,383

COMPARISON OF NONINTEREST EXPENSE
(In Thousands)	Three Months Ended			Year Ended
	Dec. 31,	Sept. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2013	2013	2012	2013	2012
Salaries and wages	$3,435	$3,536	$3,615	$14,206	$14,370
Pensions and other employee benefits	985	876	1,059	4,150	4,497
Occupancy expense, net	614	626	602	2,473	2,476
Furniture and equipment expense	484	487	469	1,948	1,887
FDIC Assessments	154	151	165	604	633
Pennsylvania shares tax	351	350	301	1,402	1,312
Other operating expense	1,765	2,584	1,743	8,688	7,739
Total noninterest expense, before loss on
prepayment of borrowings	7,788	8,610	7,954	33,471	32,914
Loss on prepayment of borrowings	0	0	0	1,023	2,333
Total Noninterest Expense	$7,788	$8,610	$7,954	$34,494	$35,247